Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of earliest event reported): May 3, 2007.

ALL Fuels & Energy Company
(Exact name of registrant as specified in its charter)

Delaware	000-29417	62-1581902
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6165 N.W. 86th Street, Johnston, Iowa 50131
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (515) 331-6509

ICrystal, Inc.
(Former name or former address, if changed since last report)

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Form 8-K
ALL Fuels & Energy Company
Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective May 3, 2007, a change in our corporate name occurred. On that date, we became known as “ALL Fuels & Energy Company”.
The corporate name change was approved by a majority of our shareholders, acting by written consent without a meeting.

Item 7.01.	Regulation FD Disclosure.
On May 4, 2007, we issued the press release reproduced below:
ICRI Changes Name to “ALL Fuels & Energy Company”
Trading Symbol Change to Occur in Near Future

Johnston, IA – May 4, 2007 – ICrystal, Inc. (Pink Sheets: ICRI), a Johnston, Iowa-based ethanol company, announced today that it has changed its corporate name to “ALL Fuels & Energy Company”. “The name change more accurately reflects additional opportunities we are pursuing in the ethanol biotechnology area,” said Dean Sukowatey, President of ALL Fuels & Energy Company.

ALL Fuels & Energy Company anticipates that its trading symbol will change in the near future.
About ALL Fuels & Energy Company
Visit the company online at: www.allenergycompany.com.

ALL Fuels & Energy Company (AFEC) recently acquired ALL Energy Company, a development-stage ethanol company organized to operate as an ethanol producer, focusing primarily on the production and sale of ethanol and its co-products. AFEC has adopted the business plan of ALL Energy Company . To date, AFEC has: obtained $2 million in private equity funding; purchased 150 acres on which to build its proposed ethanol production facility in Manchester, Iowa; signed a five-plant engineering and design agreement with Delta-T Corporation (Delta-T is a Virginia-based company with over twenty years of experience in the ethanol industry that management believes possesses superior expertise and superior technologies in the ethanol production space); engaged Natural Resources Group to handle water-related environmental matters relating to the proposed Manchester ethanol production facility; engaged Yaggy-Colby to handle air-related environmental matters relating to the proposed Manchester ethanol production facility; and investigated and become involved in the potential acquisition of one or more existing ethanol production facilities, including Ace Ethanol.

Forward-Looking Statements

Certain matters discussed in this press release are “forward-looking statements”. These forward-looking statements can generally be identified as such because the context of the statement will include words such as “expects”, “should”, “believes”, “anticipates” or words of similar import. Similarly, statements that describe AFEC’s future plans, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties, including the ability of AFEC to obtain needed financing, as well as the financial performance of AFEC, which could cause actual results to differ materially from those anticipated. Although AFEC believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it cannot give any assurance that such expectations will be fulfilled. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating any forward-looking statements. Certain factors could cause results and conditions to differ materially from those projected in these forward-looking statements. These factors are not exhaustive. New factors, risks and uncertainties may emerge from time to time that may affect the forward-looking statements made herein. These forward-looking statements are only made as of the date of this press release, and AFEC does not undertake any obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Contact: ALL Fuels & Energy Company, Dean Sukowatey, President, 515-331-6509; allenergycompany@gmail.com
* * * END OF PRESS RELEASE * * *

Item 8.01.	Other Events
On May 4, 2007, in connection with recent change in our corporate name, Nasdaq assigned a new trading symbol to our common stock - AFSE.PK, effective at the market open on Monday, May 7, 2007.
In connection with the assignment of a new trading symbol for our common stock, on May 4, 2007, we issued the press release reproduced below:
ALL Fuels & Energy Company (formerly ICRI) Assigned New Trading Symbol - AFSE.PK
AFSE.PK Trading to Begin at Market Open on Monday, May 7, 2007

Johnston, IA – May 4, 2007 – ALL Fuels & Energy Company (formerly ICrystal, Inc.) (Pink Sheets: ICRI), a Johnston, Iowa-based ethanol company, announced today that it has been assigned a new trading symbol - AFSE.PK.

The new trading symbol is to become effective at the open of the market on Monday, May 7, 2007.
About ALL Fuels & Energy Company
Visit the company online at: www.allenergycompany.com.

ALL Fuels & Energy Company (AFSE) recently acquired ALL Energy Company, a development-stage ethanol company organized to operate as an ethanol producer, focusing primarily on the production and sale of ethanol and its co-products. AFSE has adopted the business plan of ALL Energy Company . To date, AFSE has: obtained $2 million in private equity funding; purchased 150 acres on which to build its proposed ethanol production facility in Manchester, Iowa; signed a five-plant engineering and design agreement with Delta-T Corporation (Delta-T is a Virginia-based company with over twenty years of experience in the ethanol industry that management believes possesses superior expertise and superior technologies in the ethanol production space); engaged Natural Resources Group to handle water-related environmental matters relating to the proposed Manchester ethanol production facility; engaged Yaggy-Colby to handle air-related environmental matters relating to the proposed Manchester ethanol production facility; and investigated and become involved in the potential acquisition of one or more existing ethanol production facilities, including Ace Ethanol.

Forward-Looking Statements

Certain matters discussed in this press release are “forward-looking statements”. These forward-looking statements can generally be identified as such because the context of the statement will include words such as “expects”, “should”, “believes”, “anticipates” or words of similar import. Similarly, statements that describe AFSE’s future plans, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties, including the ability of AFSE to obtain needed financing, as well as the financial performance of AFSE, which could cause actual results to differ materially from those anticipated. Although AFSE believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it cannot give any assurance that such expectations will be fulfilled. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating any forward-looking statements. Certain factors could cause results and conditions to differ materially from those projected in these forward-looking statements. These factors are not exhaustive. New factors, risks and uncertainties may emerge from time to time that may affect the forward-looking statements made herein. These forward-looking statements are only made as of the date of this press release, and AFSE does not undertake any obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Contact: ALL Fuels & Energy Company, Dean Sukowatey, President, 515-331-6509; allenergycompany@gmail.com
* * * END OF PRESS RELEASE * * *

Item 9.01.	Financial Statements and Exhibits.
(c)	Exhibits:
Exhibit No.	Description
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Registrant, as filed on May 3, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

Dated: May 4, 2007.	ALL FUELS & ENERGY COMPANY

By:	/s/ DEAN E. SUKOWATEY
Dean E. Sukowatey, President